SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2010

CHAY ENTERPRISES, INC.

(Exact name of registrant as specified in Charter)

Colorado	333-146542	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(303) 418-1000

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On March 2, 2010, we entered into an Agreement and Plan of Merger, or the Merger Agreement, with DMI Life Sciences, Inc., a Delaware corporation, or DMI, and Chay Acquisitions, Inc., a Delaware corporation and our wholly-owned subsidiary. As called for by the Merger Agreement, at the closing of the transaction, Chay Acquisitions was merged into DMI and DMI, as the Surviving Corporation, became our wholly-owned subsidiary. The closing of the Merger occurred on March 2, 2010. At that time, we issued 15,255,984 shares of our common stock to acquire DMI, which resulted in the stockholders of DMI owning approximately 95.8% of our outstanding common stock after the consummation of the Merger and before taking into account the issuance of 1,325,000 additional shares of our common stock in conjunction with the Merger. DMI is a development stage company engaged in discovering and developing innovative, proprietary pharmaceutical drugs and diagnostic products to identify, treat and prevent a broad range of human diseases including metabolic disorders, cancer, and acute and chronic inflammation diseases. The closing of the Merger resulted in a change of control of the registrant, and the appointment of new directors and officers. We have filed a statement of trade name pursuant to which we will conduct business as Ampio Pharmaceuticals, Inc. until we undertake a formal name change, which our shareholders authorized on March 1, 2010. The name change is expected to occur at such time as we are assigned a new stock trading symbol by FINRA.

As required by Form 8-K, we will file on March 8, 2010 a Current Report on Form 8-K (the “Merger 8-K”) that will include all of the information required if we were filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934. The information contained herein is qualified in its entirety by reference to the Merger 8-K.

Item 2.01	Acquisition or Disposition of Assets

The information regarding the Merger and the Merger Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sale of Equity Securities

The information regarding the Merger and the Merger Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.01	Changes in Control of Registrant

The information regarding the Merger and the Merger Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information regarding the Merger and the Merger Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information regarding the Merger and the Merger Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06	Change in Shell Company Status

The information regarding the Merger and the Merger Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 7.01	Regulation FD Disclosure

On March 4, 2010, Chay Enterprises, Inc. (the “Company”) issued a press release announcing the acquisition of DMI Life Sciences, Inc. on March 2, 2010, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” pursuant to Item 7.01 of Form 8-K and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

99.1	Press Release, dated March 4, 2010, issued by Chay Enterprises, Inc., d/b/a Ampio Pharmaceuticals, Inc., pertaining to the acquisition of DMI Life Sciences, Inc. on March 2, 2010.

Cautionary Statements Regarding the Merger and the Merger Agreement

The Merger Agreement will be filed as an exhibit to the Current Report on Form 8-K that the Company will file with the Securities and Exchange Commission on March 8, 2010. That filing will provide investors and security holders with information regarding the terms of the Merger. The filing of the Merger Agreement is not intended to provide any other factual information about the Company, DMI Life Sciences, Inc. or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitation agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allotting contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. The Merger Agreement may also be subject to standards of materiality deemed relevant to the contracting parties that differ from those matters which may be deemed material to investors. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, DMI Life Sciences, Inc., or any of their respective subsidiaries or affiliates. In addition, the respective compliance dates for any such representations, warranties and covenants vary, and thus any individual term or condition may not be relevant at any particular time. Moreover, information concerning the subject matter of the representation and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosure.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and our plans and objectives for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only expectations and involve known and unknown risks, uncertainties and other factors, including the risks to be outlined under “Risk Factors” in the Merger 8-K. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which speaks only as of the date of this Current Report on Form 8-K. Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” which will be contained in the Merger 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

CHAY ENTERPRISES, INC.
(Registrant)

By:	/s/ DONALD B. WINGERTER, JR.
Name:	Donald B. Wingerter, Jr.
Title:	Chief Executive Officer

Date: March 5, 2010